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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21253

The Pennsylvania Avenue Funds
(Exact name of registrant as specified in charter)

4201 Massachusetts Ave NW	Washington, DC	20016

(Address of principal executive offices)		(Zip code)

-
(Name and address of agent for service)

Registrant's telephone number, including area code:		(202) 364-8395

Date of fiscal year end:	December 31, 2005

Date of reporting period:	December 31, 2004 to December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1. Reports to Stockholders.

Pennsylvania Avenue Event-Driven Fund
A Series Of The Pennsylvania Avenue Funds

Adviser Class Shares
Investor Class Shares

The Pennsylvania Avenue Funds
P.O. Box 9543
Washington, DC 20016
1 (888) 642 6393
www.PennAveFunds.com

Annual Report

For the year ended December 31, 2005

The Pennsylvania Avenue Funds

-------------------------------------------------

P.O. Box 9543 - Washington, D.C. 20016 - U.S.A.

February 2005

Dear Shareholder,

I am pleased to report that the Pennsylvania Avenue Event-Driven Fund has returned 12.43% for its Investor Class Shares during the year 2004, whereas the S&P Index total return, including dividends, was 4.91% over the same period. The Fund did not employ leverage during the period.

As in previous years, the Fund focused primarily on merger arbitrage and proxy fights, and invested to a lesser extent in distressed securities. The chart at the end of the letter shows the allocation of assets on December 31st. Merger activity has increased significantly during 2005, and there have been numerous instances of bidding wars in which the Fund benefited from entering mergers earlier than many other arbitrageurs.

As you know, the Fund often takes positions when a company has announced that it is seeking strategic alternatives, or when activist investors seek to force a company's management to sell the firm, whereas other arbitrageurs wait until a definitive agreement has been signed. Clearly, there is a risk/return tradeoff in investing in less certain transactions. However, I do believe that a very careful selection of candidates can mitigate much of that risk and generate additional upside, which also more than offsets the extra risk.

Two observations make me positive for merger activity in the coming year. First, private equity funds continue to be the most active buyers of companies. A record amount of private equity funds have been raised in 2005, and much of that money still needs to be put to work. Second, large corporations remain awash in cash, some of which will be used for acquisitions. The first implication is that merger activity will remain strong. Another implication concerns pricing: corporations, as strategic buyers, can normally pay higher prices for acquisition targets than financial buyers, due to operational synergies. Theoretically, financial buyers should be at a disadvantage. However, we are seeing financial buyers pay more aggressive prices because they must put their funds to work.

All our merger arbitrage investments were done in cash transactions, where the buyer pays a set dollar amount per share, as opposed to a stock-for-stock transactions, where the buyer exchanges a certain number of its shares for those of the target. The latter category of mergers continues to provide very low returns, which in my opinion do not justify the risks. As long as private equity funds are flush with cash and willing to pay any price in cash, cash transaction will have fewer risks than stock-for-stock transactions. Furthermore, as I explained in a previous letter, in a bidding war, a short squeeze on the stock of the loosing buyer will often more than annihilate those gains that can be made on the long position in the stock of the target.

As in 2004, distressed securities remain a small fraction of the fund’s overall portfolio. Even though the Refco disaster was making headlines, bankruptcies remain at a low level overall and are concentrated in sectors like automotive and airlines. With interest rates increasing slowly, I hope to see more activity in this area in the coming year.

Proxy fights are also increasing. You may have followed several high profile battles that were reported widely in the press. As in mergers, the Fund usually stays away from large transactions and concentrates on smaller fights, which have a higher likelihood of succeeding. In larger transactions, index investors hold a large fraction of the shares and have less interest in the outcome of a proxy fight than in smaller transactions, where stock pickers hold more shares.

Recently, we filed a lawsuit against the sale of CFC International to a private equity firm. Management is trying to sell the firm without a vote by shareholders and thereby force us to accept the transaction. I think that at a minimum, shareholders should be given the opportunity to vote. I also have an update on litigation going back a couple of years: United States Exploration, the lawsuit against whose buyout we withdrew almost two years ago, has announced recently that the firm was bought by Nobel Energy for almost eight times the amount at which it was taken private. Even if the general appreciation of energy assets is factored into the valuation, it is likely that the company was worth more than the buyout price at the time. Unfortunately, there is not much we can do other than congratulating the buyout team for the increase in their wealth.

In the last year, we have also taken steps to increase availability of the fund through brokerage channels. The fund became available through clearing firm Pershing, Sterne Agee & Leach, and just a few days ago through TD Waterhouse. Moreover, the Fund is now a participant in the NSCC Fund/SERV system, which facilitates fully automated investments and redemptions by brokers. We will continue in 2006 to make the fund available more widely, and I expect to see this effort translating into asset growth.

I wish you a successful and prosperous year 2006.

Yours sincerely,

Thomas Kirchner

Asset Allocation and Top 10 Holdings

Asset allocation (% of Net Assets
Services	21.58%
Technology	16.59%
Consumer Goods	11.98%
Bonds	10.49%
Healthcare	7.98%
Information Technology	7.79%
Short Term Investments	6.78%
Real Estate Investment Trusts	4.69%
Basic Materials	4.06%
Industrial Goods	2.16%
Financial	2.03%
Utilities	1.41%
Consumer Non-Cyclical	1.10%
Other Assets and Liabilities	1.37%
Total	100.00%

Top 10 Holdings (% of Net Assets)
Winn-Dixie Stores (Dflt) 8.875% 4-1-2008	4.50%
Fox & Hound Restaurant Group	3.49%
Mirant Corp BD (Dflt) 2.5% 6-15-21	3.25%
General Bearing Corp	2.99%
Criimie Mae Inc	2.99%
Transportation Corporation of America	2.99%
Visual Networks, Inc.	2.74%
Teleglobe International Holdings Ltd	2.66%
Titan International Inc.	2.61%
Warwick Valley Tel	2.60%
30.82%

Annualized Return	Investor Class	Adviser Class (*)
For 2005	12.43%	12.26%
Since inception	20.45%	17.31%

(*) Adviser Class returns reflects 5% sales load

Past performance does not predict future performance. The graph and table do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The total return of the S&P 500 Index assumes daily reinvestment of dividends. Because no assets were allocatable to the Adviser Class during the year, Adviser Class returns are derived from Investor Class returns and adjusted by the difference in expenses.

Pennsylvania Avenue Event-Driven Fund

A Series Of The Pennsylvania Avenue Funds

Schedule of Investments

December 31, 2005

Common Stocks - 76.68%
Shares	Name	Value
Industrial Goods - 2.16%
2,000	Cherokee International Corp. (*)	$ 9,220
350	Safety Components International Inc (*)	5,075
	Total Industrial Goods	14,295

Consumer Goods - 11.98%
500	Steven Madden Ltd	14,615
500	Cruzan International, Inc. (*)	14,005
1,000	Tommy Hilfiger Corp (*)	16,200
1,000	Titan International Inc.	17,250
800	Water Pik Technologies Inc (*)	17,176
	Total Consumer Goods	79,246

Consumer Non-Cyclical - 1.1%
500	Security Capital Corp (*)	7,250
	Total Consumer Non-Cyclical	7,250

Technology - 8.6%
3,000	Electronic Systems Technology Inc	1,830
500	Hector Communications Corp	14,150
5,000	I-Many Inc (*)	7,000
1,000	Merrimac Industries Inc (*)	8,942
500	Midway Games Inc (*)	9,500
3,000	Intellisync Corporation (*)	15,480
3,991	Teleglobe International Holdings Ltd (*)	17,600
10,000	Visual Networks, Inc. (*)	18,100
900	Warwick Valley Tel	17,181
	Total Technology	109,783

See accompanying notes to financial statements.

Pennsylvania Avenue Event-Driven Fund

A Series Of The Pennsylvania Avenue Funds

Schedule of Investments (continued)

December 31, 2005

Computer Services - 7.79%
Shares	Name	Value
500	Acxiom Co	$ 11,500
2,000	iPass Inc. (*)	13,120
1,500	Pegasus Systems, Inc (*)	13,455
1000	Verity, Inc. (*)	13,500
	Total Information Technology	51,575

Healthcare - 7.98%
700	Abgenix, Inc (*)	15,043
900	Beverly Enterprises Inc (*)	10,503
300	Renal Care Group Inc (*)	14,184
1,000	Specialty Labs Inc	13,050
	Total Healthcare	52,780

Financial - 2.03%
2,000	Pelican Financial Inc (*)	11,100
700	Sobieski Bancorp Inc (*)	2,319
	Total Financial	13,419

Services - 21.58%
900	Cornell Companies Inc (*)	12,456
1,500	Fox & Hound Restaurant Group (*)	23,085
300	Foodarama Supermarkets, Inc (*)	15,115
1,000	InfoUSA Inc (*)	10,930
600	Learning Care Group Inc (*)	4,470
400	Linen N Things Inc (*)	10,640
1,500	MTR Gaming Group, Inc. (*)	15,615

See accompanying notes to financial statements.

Pennsylvania Avenue Event-Driven Fund

A Series Of The Pennsylvania Avenue Funds

Schedule of Investments (continued)

December 31, 2005

Shares	Name	Value
1,000	Motion DNA Inc (*)	$ 140
4,000	PDS Gaming Corporation (*)	2,754
2,000	TheStreet.com (*)	14,420
600	Sands Regent (*)	6,108
200	School Specialty, Inc (*)	7,288
2,000	Transportation Corporation of America (*)	19,760
	Total Services	142,781

Utilities - 1.41%
300	Northwestern Corp	9,321
	Total Utilities	9,321

Basic Materials - 4.06%
500	CFC International Inc (*)	7,025
1,500	General Bearing Corp (*)	19,815
	Total Basic Materials	26,840

Energy - 0.00%
200	Petrocorp Inc ESCROW (*)	-
	Total Energy	-
	Total Common Stocks (Cost $466,498)	507,290

Real Estate Investment Trusts - 4.69%
Shares	Name	Value
500	Atlantic Realty Trust	11,225
1,000	Criimie Mae Inc (*)	19,800
	Total Real Estate Investment Trusts (Cost $30,918)	31,025

See accompanying notes to financial statements.

Pennsylvania Avenue Event-Driven Fund

A Series Of The Pennsylvania Avenue Funds

Schedule of Investments (continued)

December 31, 2005

Bonds - 10.49%
Princ. Amt.	Name	Value
35,000	Federal Mogul NT (Dflt) 8.80% 4-15-07 (*)	$ 11,548
1,000	MCI INC NOTE 5.908% DUE 5−1−07	1,012
1,000	MCI INC NOTE 6.688% DUE 5−1−09	1,000
1,000	MCI INC NOTE 7.735% DUE 5−1−14	1,080
20,000	Mirant Corp BD (Dflt) 2.5% 6-15-21 (*)	21,513
3,928	UAL EETC Ser. 00-2 7.811% 12/2011 (*)	3,467
40,000	Winn-Dixie Store Dflt 8.875% 4-1-08 (*)	29,800
	Total Bonds (Cost $48,381)	69,419

Short-Term Investments - 6.66%
Shares	Name	Value
44,093	Huntington Money Market Fund IV	44,093
	Total Short Term Investments (Cost $44,093)	44,093

Total Investments - 98.52%		651,827

Other Assets and Liabilities: 1.48%		9,759

Net Assets – 100.00%		$661,586

(*) Non-income producing security during the period

See accompanying notes to financial statements.

Pennsylvania Avenue Event-Driven Fund

A Series Of The Pennsylvania Avenue Funds

Statement of Assets and Liabilities

December 31, 2005

Assets
	Investments in securities, at value
	Acquisition cost - $589,890
	At value (note 1)	$651,827
	Cash	784
	Receivable for investment securities sold	19,013
	Receivable interest	275
	Receivable dividends	98
	Prepaid expenses	1,442
	Total Assets	673,439

Liabilities
	Payable dividends to shareholders	4,218
	Payable for investment securities purchased	4,468
	Payable to advisor	2,305
	Accrued expenses	862
	Total Liabilities	11,853

Net assets		$661,586
Net assets	consists of:
	Paid in capital	$599,648
	Net annualized appreciation of investments	61,938
		$661,586

Shares outstanding (Investor Class)		50,953

NAV (Investor Class)		$ 12.98

No shares in the Advisor Class were outstanding on December 31, 2005.

See accompanying notes to financial statements.

Pennsylvania Avenue Event-Driven Fund

A Series Of The Pennsylvania Avenue Funds

Statement of Operations

For The Year Ended December 31, 2005

Investment Income
Dividends	$ 3,081
Interest	2,147
Total Income	5,228

Expenses
Custody fees	4,608
Audit fees	7,782
Management fees	4,954
Distribution fees	395
Registration fees	4,834
Insurance	487
Printing	1,405
Other	760
Total Expenses	25,225
Less expense reimbursement from Adviser	(17,795)
Net expenses	7,430

Net investment loss	(2,202)

Realized and unrealized gains on investments

Net realized capital gains	24,726
Net change in unrealized appreciation on investments	38,460

Net realized and Unrealized Gains On Investments	63,186

Net Increase in Assets from Operations	$ 60,984

See accompanying notes to financial statements.

Pennsylvania Avenue Event-Driven Fund

A Series Of The Pennsylvania Avenue Funds

Statement of Changes in Net Assets

	For The Year Ended December 31,
From Operations	2005	2004
Net investment income (loss)	$(2,202)	$(1,136)
Net realized capital gains	24,726	37,526
Net change in unrealized appreciation on investments	38,460	18,100

Net Increase In Net Assets Resulting From Operations	60,984	54,490

From Capital Share Transactions
Proceeds from shares sold	239,600	225,500
Proceeds from shares issued in reinvestment of dividends	21,563	28,882
Payments for shares redeemed	(10,774)	(1,005)
Net Increase In Net Assets From Capital Share Transactions	250,389	253,377

Distributions To Shareholders	(22,525)	(36,399)

Tax Return of Capital To Shareholders	(3,255)	(2,908)

Total Increase	285,593	268,560

Net Assets
Beginning of Period	375,993	107,434
End of Period	$ 661,586	$ 375,993

The above represents assets of Investor Class shares. Since inception, no shares in the Advisor Class have been issued.

See accompanying notes to financial statements.

Pennsylvania Avenue Event-Driven Fund

A Series Of The Pennsylvania Avenue Funds

Statement of Changes in Net Assets (continued)

	For The Year Ended December 31,
Capital Share Activity	2005	2004

Sold	18,784	18,794
Reinvested dividend	1,660	2,405
Redeemed	(799)	(85)
Net Change In Shares Outstanding	19,645	21,114
Shares Outstanding At Beginning of Period	31,308	10,194
Shares Outstanding At End of Period	50,953	31,308

The above represents Investor Class shares. Since inception, no shares in the Advisor Class have been issued.

See accompanying notes to financial statements.

Pennsylvania Avenue Event-Driven Fund

A Series Of The Pennsylvania Avenue Funds

Financial Highlights

For a share of beneficial interest outstanding throughout the period

	Year Ended December 31,
Per Share Data	2005	2004	2003 *
Net Asset Value At Beginning of Period	$ 12.01	$ 10.54	$ 10.49

Income from Investment Operations
Net Investment Income	(0.06)	(0.04)	-
Net Realized and Unrealized Gains on Investments	1.55	2.87	0.40
Total Income From Investment Operations	1.49	2.83	0.40

Less Distributions	(0.46)	(1.26)	(0.35)

Tax return of capital	(0.06)	(0.10)	-

Total Net Asset Value At End of Period	$ 12.98	$ 12.01	$ 10.54

Total Return	12.43%	26.85%	3.84%

Ratios and Supplemental Data:
Net assets at end of Period	$661,586	$375,993	$107,434
Expense ratio, after reimbursement (**)	1.50%	1.50%	1.50%
Expense ratio, before reimbursement (**)	5.09%	9.08%	7.55%
Ratio of net investment income (loss) to average net assets	(0.44%)	(0.55%)	0.21%
Portfolio turnover rate (**)	144.46%	177.06%	31.51%
* For the period from November 21, 2003 (effective registration date) to December 31, 2003. (**) annualized See accompanying notes to financial statements.

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND,

A SERIES OF THE PENNSYLVANIA AVENUE FUNDS

Notes to Financial Statements

December 31, 2005

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: Pennsylvania Avenue Event-Driven Fund, a Series of The Pennsylvania Avenue Funds (the “Fund”) is a non-diversified regulated investment company and was organized as a Delaware business trust on September 19, 2002. The Pennsylvania Avenue Funds (“The Trust”) is permitted to offer separate portfolios and different classes of shares. The Trust currently offers two classes of shares. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Fund’s investment objective is to seek capital growth by engaging in investment strategies related to corporate events, such as mergers, reorganizations, bankruptcies or proxy fights. It intends to invest in securities of companies of any size and uses derivatives both as a substitute for investing in underlying securities, as well as for hedging purposes. The investment strategies employed by the Fund contain a higher degree of risk than a balanced investment program and this may not be appropriate for investors who are risk averse. From inception through December 31, 2005, only Investor Class Shares have been offered. No transactions in Adviser Class Shares have occurred, and no assets or liabilities are allocable to Adviser Class Shares.

Security Valuations: Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over the counter market are generally valued by the pricing service at its last bid price except for short positions, for which the last quoted price is used. When market quotations are not readily available, when the Adviser determines that

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND,

A SERIES OF THE PENNSYLVANIA AVENUE FUNDS

Notes to Financial Statements (continued)

December 31, 2005

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

the market quotation or the price provided by the service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees. The Board has adopted guidelines for the good faith pricing, and has delegated the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilized electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when the prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in fair value of that security. When the Fund

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND,

A SERIES OF THE PENNSYLVANIA AVENUE FUNDS

Notes to Financial Statements (continued)

December 31, 2005

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of a short sale.

Federal Income Taxes: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distributions to Shareholders: The Fund also intends to distribute in the future substantially all of its net realized capital gains and net investment income, if any, at year-end.

Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND,

A SERIES OF THE PENNSYLVANIA AVENUE FUNDS

Notes to Financial Statements (continued)

December 31, 2005

2. INVESTMENT ADVISORY AND TRANSFER AGENT AGREEMENT

results could differ from these estimates.

The Fund has an agreement with Pennsylvania Avenue Advisers LLC (“the Advisor”), with whom certain officers and trustees of the Fund are affiliated, to furnish investment advisory services to the Fund. The Advisor will also serve as transfer agent to the Fund. Under the terms of the advisory agreement, the Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.00% of the Fund’s first $10,000,000 of net assets and 0.90% of the net assets exceeding $10,000,000. A total fee of $4,954 accrued to the Advisor during the year ended December 31, 2005. The Advisor waived $3,646 of its fee for the period ended December 31,2005.

Under the terms of the agreement if the aggregate expenses of the Fund are equal to or greater than 1.50% and 1.75% of the Fund’s net assets for the Investor Class and the Adviser Class, respectively, the Adviser will reimburse the Fund for these expenses. In addition to waving $3,646 of its fee, the Advisor reimbursed the Fund and paid expenses on behalf of the Fund totaling $14,149, for a total reimbursement of $17,795.

The Advisor also receives compensation of a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.10% of the Fund’s assets exceeding $5,000,000 for its services as transfer agent for the Fund. No payments were made or accrued under the transfer agent agreement. The Advisor does not receive compensation for its services as the Fund’s administrator.

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND,

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Notes to Financial Statements (continued)

December 31, 2005

2. INVESTMENT ADVISORY AND TRANSFER AGENT AGREEMENT (cont'd)

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1. Under the Investor Class Plan, up to 0.25% of average daily net assets attributable to Investor Class Shares can be used to pay for distribution expenses. Under this plan, $395 were paid or accrued during the period. No expenses related to the Adviser Class plan of distribution, which permits the use of up to 0.50% of average daily net assets attributable to Adviser Class Shares, accrued during the year as no assets were allocated to that class.

3. INVESTMENTS

For the year ended December 31, 2005, purchases and sales, including proceeds from mergers and tender offers, of investment securities other than short-term investments aggregated $980,843 and $716,101, respectively. On December 31, 2005, the gross unrealized appreciation of all securities totaled $75,788, and the gross unrealized depreciation of all securities totaled $13,850, for a net unrealized appreciation of $61,938. The aggregate cost of securities for federal income tax purposes on December 31, 2005 was $589,890, including the cost of short-term investments.

4. FEDERAL INCOME TAXES

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND,

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Notes to Financial Statements (continued)

December 31, 2005

4. FEDERAL INCOME TAXES (continued)

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income $ -

Undistributed long-term capital gain $ -

Unrealized appreciation $ 61,938

The tax character of distributions paid during the year ended December 31, 2005 and 2004:

	2005	2004
Ordinary income	$18,905	$36,399
Long-term capital gain	3,620	-
Tax return of capital	3,255	2,909

The 2005 ordinary income distribution has been designated as consisting entirely of short-term capital gains for purposes of withholding of taxes to non-residents.

In 2004, the Fund included in dividend income for federal income tax purposes and for book purposes a deferred cash payment resulting from a merger of one the portfolio holdings in the amount of $6,000. In 2005, $2,000 were included in the Fund's income tax-free, and a balance of $4,000 of that amount remain available toward future distributions on that security.

SANVILLE & COMPANY

Certified Public Accountants

1514 Old York Road

Abington, PA 19001

(215) 884-8460

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of the Pennsylvania Avenue Event-Driven Fund,

a Series of The Pennsylvania Avenue Funds

We have audited the accompanying statement of assets and liabilities of the Pennsylvania Avenue Event-Driven Fund, a Series of The Pennsylvania Avenue Funds (the "Fund") including the schedule of investments, as of December 31, 2005 and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and also the financial highlights for the period from November 21, 2003 (effective registration date) to December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, verified by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pennsylvania Avenue Event-Driven Fund, a Series of The Pennsylvania Avenue Funds as of December 31, 2005, the results of its operations, the changes in its net assets and the financial highlights, for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania Sanville & Company

February 23, 2005

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND,

A SERIES OF THE PENNSYLVANIA AVENUE FUNDS

EXPENSE EXAMPLE

We believe that it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2005 to December 31, 2005.

The table on the next page illustrates the Fund's costs in two ways:

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If you invest directly in the Fund through an IRA account, the Fund's IRA custodian charges an annual fee of $45. This fee is not reflected in the table below. Therefore, your expenses would increase by this amount, and your ending account value would decrease by the same amount. You should check with your tax adviser if you can deduct this fee from your taxable income.

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND,

A SERIES OF THE PENNSYLVANIA AVENUE FUNDS

EXPENSE EXAMPLE (continued)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If you invest directly in the Fund through an IRA account, the Fund's IRA custodian charges an annual fee of $45. This fee is not reflected in the table below. The effect of this additional fee would increase your expenses by this amount, and your ending account value would decrease by the same amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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A SERIES OF THE PENNSYLVANIA AVENUE FUNDS

EXPENSE EXAMPLE (continued)

Pennsylvania Avenue Event-Driven Fund, Investor Class Shares

	Beginning Account Value June 30, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period * June 30, 2005 to December 31, 2005
Actual	$1,000.00	$1,079.94	$7.91
Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.67

* Expenses are equal to the Fund’s Investor Class annualized expense ratio of 1.50% (after expense reimbursement), multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

Pennsylvania Avenue Event-Driven Fund, Adviser Class Shares

	Beginning Account Value June 30, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period * June 30, 2005 to December 31, 2005
Actual	$1,000.00	$1,077.44	$9.21
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.94

* Expenses are equal to the Fund’s annualized Adviser Class expense ratio of 1.75% (after expense reimbursement), multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND,

A SERIES OF THE PENNSYLVANIA AVENUE FUNDS

Availability of Quarterly Filings of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 1 (888) 642-6393; (ii) on the Fund’s website at http://www.PennAveFunds.com; and (iii) on the Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling toll-free 1 (888) 642-6393; or on or through the Fund’s website at http://www.PennAveFunds.com; and (ii) on the Commission’s website at http://www.sec.gov.

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND,

A SERIES OF THE PENNSYLVANIA AVENUE FUNDS

Board of Directors

Board of Trustees and Officers (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees of the Fund is set forth below. The SAI includes additional information about the Fund's Trustees, and is available without charge, by calling 1-888-642-6393. Each Trustee may be contacted by writing to the trustee c/o Pennsylvania Avenue Funds, P.O. Box 9543, Washington, DC 20016.

In light of the low asset base of the Fund, the Trustees decided to forego their compensation for board meeting attended until such time that the Board decides to re-enact this arrangement. As a result, no payments were made to Trustees in the period through December 31, 2005.

On December 29, 2005, the Board of Trustees voted to renew the advisory contract with Pennsylvania Avenue Advisers LLC for one year by the unanimous vote of the non-interested Trustees. In taking this decision, the Trustees considered:

  the return of the Fund, both on absolute terms and in comparison to mutual funds with similar objectives, which was achieved through the advice and portfolio management service provided by the Advisor;

  the willingness of the Advisor to continue to limit the expense ratio of the Fund to 1.50% of average daily net assets by waiving fees and paying expenses on behalf of the Fund;

  the small size of the Fund and the likelihood that another adviser may be interested in managing the Fund; and

  management fees charged for advisory services to other mutual funds with similar investment objectives, which are higher in the peer group considered by the Trustees.

Name and Address	Position	Since	Principal Occupation During The Past Five Years	Other Directorships Held By Trustee
Thomas Kirchner, CFA* 4201 Massachusetts Avenue NW Washington, DC 20016 Age: 37	President	2002	Financial Engineer, Fannie Mae (1999 - 2004); Bond Trader and Financial Engineer, Banque Nationale de Paris S.A.(1996-1999).	INverso Corp. FalconTarget Inc.
Richard Holly 3601 Connecticut Ave NW Washington, DC 20008 Age: 39	Trustee	2003	Senior Financial Analyst, Lafarge North America (since 2003); Consultant, Account-emps (2002 - 2003); Controller, Engelhard-Clal (1998-2002).	None
Gale Witoonchatree 4977 Battery Lane Bethesda, MD 20814 Age: 33	Trustee	2002	Associate, KPMG LLP (2004-present); Financial Engineer, Fannie Mae (2000-2004); GSUSE LLC, Analyst (1998-2000);	None

*Thomas Kirchner, as an affiliated person of Pennsylvania Avenue Advisers LLC, the Fund's investment adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

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Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics pursuant to the requirements of Sections 406 and 407 of the Sarbanes-Oxley Act of 2002 that covered the President throughout the period of this report. This Code of Ethics has been filed with the Commission previously. A copy of this Code of Ethics may be obtained from the Fund upon request without charge. During the year, no changes were made to the Code of Ethics.

Item 3. Audit Committee Financial Expert.

 The Fund is small and was incepted only recently. The current principal executive officer has prepared all financial documents issued by the Fund. The current Fund auditor is Michael Baranowsky of Sanville & Company, whose reports and communications indicate total satisfaction with the reports he has received. This is believed to be sufficient rational to preclude the need for an Audit Committee or an Audit Committee Financial Expert to monitor future Fund finances. Should the Fund exceed 10 million in total assets the need for an Audit Committee and an Audit Committee Financial Expert will be reassessed.

Item 4. Principal Accountant Fees and Services.

Audit Fees
All audit fees were borne by the Adviser prior to the Fund's effectiveness. In 2004, the Fund's auditors billed $5,259, which was paid by the Fund's Adviser on behalf of the Fund. In 2005, the Fund's auditors billed $7,782, which was paid by the Fund's Adviser on behalf of the Fund. The aggregate amount for both years is $13,041.

Audit-Related Fees
None.

Tax Fees
None.

All Other Fees
None.

Item 5.  Audit Committee of Listed Registrant

Not applicable.

Item 6. Schedule of Investments

A schedule of investments is included in the annual report filed herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) Thomas Kirchner is the president and portfolio manager of the Fund. He handles all financial matters of the Fund and has provided excellent internal control procedures to produce accuracy and safety in all financial matters involving Fund operations. He is also managing member and owner of the Investment Adviser, Pennsylvania Avenue Advisers LLC, that provides the functions of Transfer Agent and Administrator currently "pro bono" to the Fund. All securities are held by the Fund's custodian. Auditors have reviewed the Internal Control exercised by the Fund and found it to be satisfactory.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a) The certification pursuant to section 906 is attached as an exhibit hereto.

(b) A notice sent to shareholders describing the nature of the Fund's dividend is attached as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Pennsylvania Avenue Funds
By (Signature and Title)*	/s/ Thomas Kirchner	Thomas Kirchner, President

Date	March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Thomas Kirchner	Thomas Kirchner, President

Date	March 8, 2006

* Print the name and title of each signing officer under his or her signature.